Alternative Access First Priority CLO Bond ETF

(Ticker: AAA)

A series of Investment Managers Series Trust II

Supplement dated January 27, 2026, to the

Prospectus dated July 31, 2025.

Effective February 1, 2026 (the “Effective Date”), Alternative Access Funds, LLC (the “Advisor”) has agreed to lower its unitary management fee for the Alternative Access First Priority CLO Bond ETF (the “Fund”) from 0.25% to 0.19% of the Fund’s average daily net assets. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.19%
Distribution and Service (Rule 12b-1) fees	0.00%
Other expenses	0.00%
Total annual fund operating expenses	0.19%

1       “Management fees” have been restated to reflect current management fees, effective February 1, 2026.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

One Year	Three Years	Five Years	Ten Years
$19	$61	$107	$243

The first sentence of the third paragraph under the “Investment Advisor” heading on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Advisor and the Trust, on behalf of the Fund, the Fund has agreed to pay an annual unitary management fee of 0.19% of its average daily net assets. Prior to February 1, 2026, the Fund paid the Advisor an annual unitary management fee of 0.25% of the Fund’s average daily net assets.

As of the Effective Date, all additional references in the Prospectus to the annual management fee with respect to the Fund are revised as indicated above.

Please file this Supplement with your records.